SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 22, 2004


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


          DELAWARE                       1-4717                 44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On March 22, 2004, Kansas City Southern ("KCS" or "Company") announced that the panel of the AAA International Centre for Dispute Resolution hearing the dispute between KCS and Grupo TMM, S.A. ("TMM") issued its interim award on March 19, 2004 finding that the Grupo Transportation Ferroviaria Mexicana, S.A.de C.V. ("Grupo TFM") Acquisition Agreement remains in force and is binding on KCS and TMM in accordance with its terms. Under the Acquisition Agreement, KCS would acquire all of the common shares of Grupo TFM. Grupo TFM owns all of the common stock of TFM, S.A. de C.V. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.          DOCUMENT

        (99)        Additional Exhibits

        99.1 Press Release issued by Kansas City Southern dated March 22, 2004 entitled, "Arbitration Panel Rules in Favor of Kansas City Southern Finding Agreement to Acquire Grupo TFM Still in Force," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Kansas City Southern


Date: March 23, 2004           By:           /s/ Ronald G. Russ
                                  -----------------------------------------
                                               Ronald G. Russ
                            Executive Vice President and Chief Financial Officer